FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 22, 2004

KAISER ALUMINUM & CHEMICAL CORPORATION

(Exact name of Registrant as Specified in its Charter)

Delaware	1-3605	94-0928288
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5847 San Felipe, Suite 2500 Houston, Texas	77057-3268
(Address of Principal Executive Offices)	(Zip Code)

(713) 267-3777
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On September 23, 2004, Kaiser Aluminum & Chemical Corporation (the “Company” or “KACC”) issued a press release announcing that it had requested approval from the U.S. Bankruptcy Court for certain agreements to sell its interests in and related to the Queensland Alumina Ltd. (“QAL”) alumina refinery in Australia and the Volta Aluminium Company Ltd. (“Valco”) aluminum smelter in Ghana. A copy of the press release issued by the Company, which discusses the proposed transactions, is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

The Company’s Form 10-Q for the period ending June 30, 2004 provides additional discussion of the various impacts of the proposed sales of KACC’s interests in and related to QAL and Valco, including required approvals, the likely escrowing of proceeds, etc.

The Company’s press release outlines that a two-pronged approach to the sale of its interests in and related to QAL that includes separate agreements between the Company and one of its subsidiaries (Kaiser Alumina Australia Corporation) with Comalco Aluminium Limited (“Comalco”) and Glencore AG (“Glencore”). The agreements with Comalco and Glencore were signed on September 22, 2004. The Company and its affiliates have the following other material business relationships with Comalco and Glencore:

•	Comalco’s ultimate parent company, Rio Tinto PLC, owns a 51% interest in Anglesey Aluminum Limited, a company in which the Company owns the remaining 49% interest.

•	Glencore was the ultimate purchaser of the Company’s interests in and related to Alumina Partners of Jamaica, which transaction closed on July 1, 2004.

•	Glencore owns an interest in Century Aluminum Company (“Century”). The Company has previously disclosed that on May 17, 2004, it entered into an agreement to sell its interests in and related to its alumina refinery in Gramercy, Louisiana and in the Kaiser Jamaican Bauxite Company bauxite mining operation to entities formed by Century and Noranda Inc.

•	The Company and its affiliates engage in a wide variety or commercial transactions with both Comalco and Glencore and their respective affiliates in the ordinary course of business.

Item 8.01 Other Events

On September 27, 2004, the Company issued a press release in the form attached hereto as Exhibit 99.2, which press release is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

     ( c ) Exhibits

*99.1	Press Release dated September 23, 2004
*99.2	Press Release dated September 27, 2004

*	Included with this filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER ALUMINUM & CHEMICAL CORPORATION (Registrant)
Dated: September 27, 2004	By:	/s/ Daniel D. Maddox
Daniel D. Maddox
Vice President and Controller

EXHIBIT INDEX

Exhibit
Number	Description
Exhibit 99.1	Press Release dated September 23, 2004*

Exhibit 99.2	Press Release dated September 27, 2004*

*	Included with this filing.